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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2005

                               TRIMAS CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                      333-100351                38-2687639
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan             48304
          (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (248) 631-5400

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Company's only public security holders are holders of its 9 7/8% senior subordinated notes due 2012. The Company issued a press release and held a teleconference on August 9, 2005 reporting its financial results for the quarter ending June 30, 2005. Audio replay of the teleconference will be accessible for at least five business days from the date of the teleconference, and a copy of the visual presentation that was used for the teleconference is available at
www.trimascorp.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits. The following exhibits are filed herewith:

Exhibit No.   Description
-----------   -----------
99.1          Press Release

99.2          TriMas Corporation (the "Company") visual presentation titled
              "2005 Second Quarter Review Public Earnings Call" is available at
              http://www.trimascorp.com.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRIMAS CORPORATION

Date: August 9, 2005                         By: /s/ Grant H. Beard
                                                 -------------------------------
                                             Name: Grant H. Beard
                                             Title: Chief Executive Officer

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